Commitments and Contingencies	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

20.	COMMITMENTS AND CONTINGENCIES
The Company’s contractual obligations as at December 31, 2015 are presented below:

	Payments due by
Obligations	Total	2016	2017-2018	2019-2020	After 2020
	(millions)
7-year term loan facility expires 2018	$242	$23	$219	$—	$—
1-year term loan facility expires 2016	592	592	—	—	—
Interest on term loan	18	12	6	—	—
Revolving $800 million credit facility and commitment fees	472	2	470	—	—
Revolving $400 million credit facility commitment fees	1	1	—	—	—
4.125% senior notes due 2016	300	300	—	—	—
6.200% senior notes due 2017	394	—	394	—	—
7.000% senior notes due 2019	187	—	—	187	—
5.750% senior notes due 2021	500	—	—	—	500
4.625% senior notes due 2023	250	—	—	—	250
6.125% senior notes due 2043	275	—	—	—	275
Interest on senior notes	784	97	146	124	417
Total debt and related interest	4,015	1,027	1,235	311	1,442
Operating leases (i)	1,324	141	250	220	713
Pensions (ii)	273	97	88	88	—
Acquisition liabilities	224	70	150	4	—
Other contractual obligations (iii)	174	19	88	14	53
Total contractual obligations (iv) (v)	$6,010	$1,354	$1,811	$637	$2,208

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(i)	Presented gross of sublease income.

(ii)	Excludes any potential ‘funding level’ contributions given these are dependent on future funding level assessments.

(iii)
Other contractual obligations include capital lease commitments, put option obligations and investment fund capital call obligations, the timing of which are included at the earliest point they may fall due.

(iv)	The above excludes $22 million of liabilities for unrecognized tax benefits as the Company is unable to reasonably predict the timing of settlement of these liabilities.

(v)	The above excludes $79 million of short-term borrowings incurred by Gras Savoye in the ordinary course of its business. These borrowings were repaid on January 11, 2016.

Debt obligations and facilities
The Company’s debt and related interest obligations at December 31, 2015 are shown in the above table.
Mandatory repayments of debt over the next 12 months include expiration of the 1-year term loan facility expiring December, 2016, maturity of the 4.125% senior notes due March, 2016 and the scheduled repayment of the current portion of the Company’s 7-year term loan. The Company also has the right, at its option, to prepay indebtedness under the credit facility without further penalty and to redeem the senior notes by paying a ‘make-whole’ premium as provided under the applicable debt instrument.
Operating leases
The Company leases certain land, buildings and equipment under various operating lease arrangements. Original non-cancellable lease terms typically are between 10 and 20 years and may contain escalation clauses, along with options that permit early withdrawal. The total amount of the minimum rent is expensed on a straight-line basis over the term of the lease.
As of December 31, 2015, the aggregate future minimum rental commitments under all non-cancellable operating lease agreements are as follows:

	Gross rental commitments	Rentals from subleases	Net rental commitments
		(millions)
2016	$141	$(19)	$122
2017	127	(19)	108
2018	123	(14)	109
2019	117	(12)	105
2020	103	(12)	91
Thereafter	713	(37)	676
Total	$1,324	$(113)	$1,211

The Company leases its main London building under a 25-year operating lease, which expires in 2032. The Company’s contractual obligations in relation to this commitment included in the table above total $562 million (2014: $645 million). Annual rentals are $34 million (2014: $36 million) per year and the Company has subleased approximately 44 percent (2014: 29 percent) of the premises under leases up to 15 years. The amounts receivable from subleases, included in the table above, total $100 million (2014: $51 million).
Rent expense amounted to $142 million for the year ended December 31, 2015 (2014: $134 million; 2013: $141 million). The Company’s rental income from subleases was $17 million for the year ended December 31, 2015 (2014: $13 million; 2013: $15 million).
Pensions
Contractual obligations for the Company’s pension plans reflect the contributions the Company expects to make over the next five years into the Legacy Willis US, UK and Other defined benefit plans. These contributions are based on current funding positions and may increase or decrease dependent on the future performance of the plans.
On December 31, 2015, the Company agreed a revised schedule of contributions towards on-going accrual of benefits and deficit funding contributions the Company will make to the UK Plan to the end of 2024. Based on this agreement, contributions in 2016 will total approximately $83 million, of which approximately $53 million relates to contributions towards funding the deficit, approximately $22 million relates to on-going contributions and approximately $8 million to the final contingent contribution following the share buybacks made in 2015.
Annual deficit funding contributions will reduce to approximately $22 million for 2017 through 2020 although additional ‘funding level’ contributions may become payable based on funding level assessments made between December 31, 2017 and 2024. Such annual funding level contributions are capped at approximately $15 million. From 2021 annual deficit funding contributions may be ceased, and instead paid into escrow, if the Scheme is ahead of its funding plan. The Company has also agreed to guarantee the payments under the plan in a standard Pension Protection Fund format.
An additional amount of approximately $9 million will be paid annually into the UK defined benefit plan related to employee’s salary sacrifice contributions.
The total contracted contributions for all plans in 2016 are expected to be approximately $97 million, excluding approximately $9 million in respect of the salary sacrifice contributions.
Guarantees
Guarantees issued by certain of Willis Towers Watson’s subsidiaries with respect to the senior notes and revolving credit facilities are discussed in Note 18 — Debt.
Certain of Willis Towers Watson’s subsidiaries have given the landlords of some leasehold properties occupied by the Company in the United Kingdom and the United States guarantees in respect of the performance of the lease obligations of the subsidiary holding the lease. The operating lease obligations subject to such guarantees amounted to $676 million and $756 million at December 31, 2015 and 2014, respectively. The capital lease obligations subject to such guarantees amounted to $10 million as at December 31, 2015 (2014: $11 million).
In addition, the Company has given guarantees to bankers and other third parties relating principally to letters of credit amounting to $24 million and $20 million at December 31, 2015 and 2014, respectively. Willis Group Holdings also guarantees certain of its UK and Irish subsidiaries’ obligations to fund the UK and Irish defined benefit plans.
Acquisition liabilities
As outlined in Note 10 — Acquisitions, Willis Towers Watson has deferred and contingent consideration due to be paid on existing acquisitions until 2020. Most notably the acquisition of Miller Insurance Services LLP in May 2015, for which deferred and contingent consideration of $150 million is payable. Other payments include deferred and contingent consideration of $16 million in respect of the CKA Risk Solutions acquisition, Gras Savoye, with a deferred consideration of $15 million (including assumed liabilities) over 2016 and 2017; and the Charles Monat Group acquired in 2014, with a contingent consideration of $15 million payable in installments from 2016 till 2020 on the anniversaries of the acquisition.
Other contractual obligations
For certain subsidiaries and associates, the Company has the right to purchase shares (a call option) from co-shareholders at various dates in the future. In addition, the co-shareholders of certain subsidiaries and associates have the right to sell their shares (a put option) to the Company at various dates in the future. Generally, the exercise price of such put options and call options is formula-based (using revenues and earnings) and is designed to reflect fair value. Based on current projections of profitability and exchange rates and assuming the put options are exercised, the potential amount payable from these options is not expected to exceed $88 million (2014: $72 million).
In July 2010, the Company made a capital commitment of $25 million to Trident V Parallel Fund, LP, an investment fund managed by Stone Point Capital. This replaced a capital commitment of $25 million that had been made to Trident V, LP in December 2009. As at December 31, 2015 there have been approximately $22 million of capital contributions.
In May 2011, the Company made a capital commitment of $10 million to Dowling Capital Partners I, LP. As at December 31, 2015 there had been approximately $7 million of capital contributions.
Other contractual obligations at December 31, 2015, also include certain capital lease obligations totaling $59 million (2014: $64 million), primarily in respect of the Company’s Nashville property.
Claims, Lawsuits and Other Proceedings

In the ordinary course of business, the Company is subject to various actual and potential claims, lawsuits, and other proceedings relating principally to alleged errors and omissions in connection with the placement of insurance and reinsurance.
Similar to other corporations, the Company is also subject to a variety of other claims, including those relating to the
Company’s employment practices. Some of the claims, lawsuits and other proceedings seek damages in amounts which could, if assessed, be significant.

Errors and omissions claims, lawsuits, and other proceedings arising in the ordinary course of business are covered in part by professional indemnity or other appropriate insurance. The terms of this insurance vary by policy year. Regarding self-insured risks, the Company has established provisions which are believed to be adequate in light of current information and legal advice, or, in certain cases, where a range of loss exists, the Company accrues the minimum amount in the range if no amount within the range is a better estimate than any other amount. The Company adjusts such provisions from time to time according to developments. These provisions have been recognized in other operating expenses to the extent that losses are deemed probable and reasonably estimable or a reasonably possible range of loss exists. Matters that are not probable or reasonably estimable have not been provided for and the Company does not believe a reasonably possible range of losses, for these matters, can be estimated.

On the basis of current information, the Company does not expect that the actual claims, lawsuits and other proceedings to which the Company is subject, or potential claims, lawsuits, and other proceedings relating to matters of which it is aware, will ultimately have a material adverse effect on the Company’s financial condition, results of operations or liquidity.  Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation and disputes with insurance companies, it is possible that an adverse outcome or settlement in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows in particular quarterly or annual periods.
The material actual or potential claims, lawsuits, and other proceedings, relating to Legacy Willis, of which the Company is currently aware, are as follows:
Stanford Financial Group Litigation
The Company has been named as a defendant in 13 similar lawsuits relating to the collapse of The Stanford Financial Group (‘Stanford’), for which Willis of Colorado, Inc. acted as broker of record on certain lines of insurance. The complaints in these actions generally allege that the defendants actively and materially aided Stanford’s alleged fraud by providing Stanford with certain letters regarding coverage that they knew would be used to help retain or attract actual or prospective Stanford client investors. The complaints further allege that these letters, which contain statements about Stanford and the insurance policies that the defendants placed for Stanford, contained untruths and omitted material facts and were drafted in this manner to help Stanford promote and sell its allegedly fraudulent certificates of deposit. For a detailed description of the litigation related to Stanford see Part 1 Item 3 - ‘Legal Proceedings’ of this Form 10-K.
The plantiffs in the lawsuits against the Company seek overlapping damages, representing either the entirety or a portion of the total alleged collective losses incurred by investors in Stanford certificates of deposit, notwithstanding the fact that Legacy Willis acted as broker of record for only a portion of time that Stanford issued certificates of deposit. Additional actions could be brought in the future by other investors in certificates of deposit issued by Stanford and its affiliates seeking some or all of the same alleged losses. Given the stage of the proceedings, and notwithstanding the broadest allegation of some plantiffs, the Company is currently unable to provide an estimate of the reasonably possible maximum loss or range of loss.  In the fourth quarter of 2015, the Company recognised a $70 million litigation provision for loss contingencies relating to the Stanford matters based on its ongoing review of a variety of factors as required by accounting standards. The ultimate resolution of these matters may differ from the amount provided for. The Company continues to dispute the allegations and to defend itself against the lawsuits vigorously.